Fair Value Measurements	3 Months Ended	12 Months Ended
	Mar. 31, 2025	Sep. 30, 2024
Fair Value Disclosures [Abstract]
Fair Value Measurements
7.	Fair Value Measurements
Fair value is an exit price representing the amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. Accounting standards include disclosure requirements relating to the fair values used for certain financial instruments and establish a fair value hierarchy. The hierarchy prioritizes valuation inputs into three levels based on the extent to which inputs used in measuring fair value are observable in the market. Each fair value measurement is reported in one of three levels:
Level 1
—Observable inputs such as quoted prices in active markets for identical assets or liabilities;
Level 2
—Inputs, other than quoted prices in active markets, which are observable either directly or indirectly; and
Level 3
—Unobservable inputs in which there is little or no market data, requiring an entity to develop its own assumptions.
Other than our assets held for sale, investments in equity securities, and warrant liabilities, described in Notes 5, 6, and 14, respectively, we did not measure any of our assets or liabilities at fair value on a recurring or nonrecurring basis as of March 31, 2025 and September 30, 2024.

The carrying values reported in the condensed consolidated balance sheets for cash and cash equivalents, accounts receivable, and accounts payable approximate fair value because of the immediate or short-term maturity of these financial instruments.
Our debt agreements are not traded on an active market. We have determined the estimated fair value of our debt to be Level 3, as certain inputs used to determine the fair value of these agreements are unobservable and, therefore, could be sensitive to changes in inputs. We utilize the discounted cash flow method to estimate the fair value of Level 3 debt.
The carrying value and estimated fair value of our total long-term debt and finance leases, including current maturities, were as follows (in millions):

	March 31, 2025		September 30, 2024
	Carrying Value	Fair Value	Carrying Value	Fair Value
Long-term debt and finance leases, including current maturities (1)	$131.7	$124.6	$315.2	$305.3

(1)	Current and prior period long-term debts’ carrying and fair values exclude net debt issuance costs.

8.	Fair Value Measurements
Other than our assets held for sale and investments in equity securities described in Notes 6 and 7, respectively, we did not measure any of our assets or liabilities at fair value on a recurring or nonrecurring basis as of September 30, 2024 and 2023.
The carrying values of cash and cash equivalents, restricted cash, accounts receivable, and accounts payable included on the consolidated balance sheets approximated fair value at September 30, 2024 and 2023 because of the immediate or short-term maturity of these financial instruments.
The Company’s debt agreements are not traded on an active market. The Company has determined the estimated fair value of its debt to be Level 3, as certain inputs used to determine the fair value of these agreements are unobservable and, therefore, could be sensitive to changes in inputs. The Company utilizes the discounted cash flow method to estimate the fair value of Level 3 debt.
The carrying value and estimated fair value of the Company’s long-term debt, including current maturities, were as follows (in millions):

	September 30, 2024		September 30, 2023
	Carrying Value	Fair Value	Carrying Value	Fair Value
Long-term debt and finance leases, including current maturities (1)	$315.2	$305.3	$538.3	$493.6

(1)	Current and prior period long-term debts’ carrying and fair values exclude net debt issuance costs.